August 24, 2015

DREYFUS BNY MELLON FUNDS, INC.

-Dreyfus Emerging Markets Debt U.S. Dollar Fund

Supplement to Prospectus dated November 26, 2014

The following information supersedes and replaces the information contained in "Fund Summary – Portfolio Management" in the prospectus:

The fund's investment adviser is The Dreyfus Corporation (Dreyfus), and the fund’s subadviser is Standish Mellon Asset Management Company LLC (Standish).

Alexander Kozhemiakin and Josephine Shea are the fund's primary portfolio managers. Mr. Kozhemiakin has been a primary portfolio manager for the fund since the fund’s inception in December 2014 and Ms. Shea has been a primary portfolio manager for the fund since August 2015.  Mr. Kozhemiakin is managing director and emerging markets debt team leader at Standish.  Ms. Shea is a portfolio manager at Standish.

The following information supersedes and replaces the fourth paragraph in "Fund Details – Management" in the prospectus:

Alexander Kozhemiakin and Josephine Shea are the fund's primary portfolio managers and are jointly and primarily responsible for managing the fund’s portfolio. Mr. Kozhemiakin has been a primary portfolio manager for the fund since the fund's inception in December 2014.  Ms. Shea has been a primary portfolio manager for the fund since August 2015.  Mr. Kozhemiakin is the managing director of emerging market strategies and senior portfolio manager responsible for managing all emerging market debt portfolios at Standish, which he joined in February 2007.  Ms. Shea is a portfolio manager at Standish, which she joined in August 2015.  Prior to joining Standish, Ms. Shea was employed at Hartford Investment Management Company as a senior portfolio manager - global emerging markets corporate and sovereign credit from January 2012 until August 2015 and a co-head of the emerging market team from May 2007 until December 2011.

August 24, 2015

DREYFUS BNY MELLON FUNDS, INC.

- Dreyfus Emerging Markets Debt U.S. Dollar Fund

Supplement to Statement of Additional Information dated

October 1, 2014, as revised or amended November 1, 2014, November 26, 2014, January 1, 2015,

February 1, 2015, February 27, 2015, March 12, 2015, May 1, 2015 and May 12, 2015

The following information supplements the portfolio manager information contained in the section of the Statement of Additional Information entitled “Certain Portfolio Manager Information”:

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, unless otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Josephine Shea[1]	None	$0	None	$0	None	$0

1               Because Ms. Shea became a primary portfolio manager of Dreyfus Emerging Markets Debt U.S. Dollar Fund as of August 24, 2015, her information is as of July 31, 2015.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts

Josephine Shea	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, unless otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Josephine Shea[1]	DEMDUSDF	None

1                      Because Ms. Shea became a primary portfolio manager of Dreyfus Emerging Markets Debt U.S. Dollar Fund as of August 24, 2015, her information is as of July 31, 2015.